Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed with the Securities and Exchange Commission.

ADDENDUM TO GOOGLE ADWORDS PSP ADDENDUM

This Addendum (the “Bonus Addendum”), effective as of April 1, 2015 (the “Bonus Addendum Effective Date”), is between ReachLocal, Inc. (“ReachLocal US”), ReachLocal Europe B.V. (“ReachLocal Europe”) and the ReachLocal Affiliates on behalf of themselves and their Affiliates (each a “PSP” or “Customer” and, collectively, “ReachLocal PSP”) and Google Inc. and the Google Affiliates (together, “Google”) and is an addendum to the Google AdWords PSP Addendum between the parties with an effective date of July 1, 2014 (the “Addendum”). Capitalized terms not defined in this Bonus Addendum have the meanings given to those terms in the Addendum. The parties agree as follows:

1.	Addendum Term. The term of this Bonus Addendum is April 1, 2015 and through the March 31, 2016 (“Bonus Addendum Term”).

2.	Performance Bonus.

[*****]

3.	Survival. Section 2(e) of this Bonus Addendum will survive any expiration or termination of this Bonus Addendum.

4.	Miscellaneous. The parties may execute this Addendum in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this Bonus Addendum by persons duly authorized.

GOOGLE INC.	PREMIER SMB PARTNER: REACHLOCAL, INC.
By: /s/ Omid Kordestani	By: /s/ Ross G. Landsbaum
Name: Omid Kordestani	Name: Ross G. Landsbaum
Title: Authorized Signatory	Title: CFO
Date: April 29, 2015	Date: April 29, 2015

GOOGLE IRELAND LIMITED	PREMIER SMB PARTNER: REACHLOCAL EUROPE BV
By: /s/ Katy O’Donnell	By: /s/ Craig Harris
Name: Katy O’Donnell	Name: Craig Harris
Title: For Graham Law (Board Director)	Title: Managing Director
Date: April 30, 2015	Date: April 29, 2015

GOOGLE ASIA PACIFIC PTE. LTD.	PREMIER SMB PARTNER: REACHLOCAL BRASIL SERVICOS ONLINE DE MARKETING LIMITADA
By: /s/ Marco Borla	By: /s/ José Geraldo B. Coscelli
Name: Marco Borla	Name: José Geraldo B. Coscelli
Title: Finance Director	Title: Managing Director
Date: April 30, 2015	Date: April 29, 2015

GOOGLE OPERACIONES DE MEXICO S DE RL DE CV	PREMIER SMB PARTNER: REACHLOCAL MEXICO, S. DE R.L. DE C.V.
By: /s/ Maria Andrea Valles	By: /s/ José Geraldo B. Coscelli
Name: Maria Andrea Valles	Name: José Geraldo B. Coscelli
Title: Attorney	Title: President
Date: May 4, 2015	Date: April 29, 2015

GOOGLE BRASIL INTERNET LTDA. By: /s/ Ednaldo Lopes da Silveira Name: Ednaldo Lopes da Silveira Title: Controller Date: April 30, 2015

Confidential material redacted and filed separately with the Securities and Exchange Commission.